UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 1, 2009
Bank of Commerce Holdings

California	0-25135	94-2823865

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1901 Churn Creek Road
Redding, California	96002

(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (530) 772-3955
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act: Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. April 30, 2009 8,711,495

Item 5.02 Departure of Directors or Certain Officers’ Election of Directors’ Appointment pf Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers’ Election of Directors’ Appointment pf Certain Officers; Compensatory Arrangements of Certain Officers
Effective May 1, 2009 — Bank of Commerce Holdings President and CEO, Patrick J. Moty announces the appointment of Samuel D. Jimenez, CPA as Senior Vice President, Chief Financial Officer and Principal Accounting officer. Mr. Jimenez has previously held the position of Senior Vice President and Director of Risk Management for the Company. Simultaneously, Linda J. Miles has been appointed to Executive Vice President and Chief Operating Officer. Mrs. Miles has previously held the position of Executive Vice President, Chief Financial Officer and Principal Accounting officer since 1989.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 1, 2009	/s/ Samuel D. Jimenez

	By:	Samuel D. Jimenez
Senior Vice President and Chief Financial Officer

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